Exhibit 4

ERNST & YOUNG SHINNIHON	Tel : 03 3503 1191
Hibiya Kokusai Bldg.	Fax : 03 3503 1277
2-2-3, Uchisaiwai-cho
Chiyoda-ku, Tokyo, Japan 100-0011
C.P.O. Box 1196, Tokyo, Japan 100-8641

Report of Independent Auditors

To the Governor of Japan Bank for International Cooperation

We have audited the accompanying balance sheets of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the related statements of operations, changes in net assets, and cash flows for the years then ended, all expressed in Japanese Yen. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Japan.

The U.S. dollar amounts in the accompanying financial statements with respect to the year ended March 31, 2008 are presented solely for convenience. Our audit also included the translation of yen amounts into U.S. dollar amounts and, in our opinion, such translation has been made on the basis described in Note 1.

/s/ Ernst & Young ShinNihon

Ernst & Young ShinNihon

June 27, 2008

BALANCE SHEETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Assets
Cash and due from banks (Note 3)	¥307,253	¥328,991	$3,067
Securities (Notes 4 and 20)	104,491	110,079	1,043
Loans (Note 5)	17,625,525	18,828,849	175,921
Miscellaneous assets (Note 6)	698,058	261,162	6,967
Tangible fixed assets (Note 7)	24,537	25,060	245
Intangible fixed assets (Note 7)	4,260	3,514	43
Deferred charges on bonds and notes (Note 8)	1,145	1,066	11
Customers’ liabilities for acceptances and guarantees (Note 14)	1,536,922	1,496,958	15,340
Allowance for possible loan losses (Note 9)	(203,835)	(232,959)	(2,035)

Total assets	¥20,098,361	¥20,822,723	$200,602

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Liabilities and net assets
Liabilities
Bonds and notes (Note 10)	¥2,053,373	¥1,976,086	$20,495
Borrowings (Note 11)	6,972,186	8,094,826	69,590
Miscellaneous liabilities (Note 12)	56,860	208,734	567
Reserve for bonus payments	1,035	1,027	10
Reserve for employee retirement benefits (Note 13)	17,215	16,179	172
Acceptances and guarantees (Note 14)	1,536,922	1,496,958	15,340

Total liabilities	10,637,593	11,793,812	106,174

Net assets
Capital:
Capital attributable to the International Financial Account	985,500	985,500	9,836
Capital attributable to the Overseas Economic Cooperation Account	7,390,572	7,231,508	73,766

	8,376,072	8,217,008	83,602
Retained earnings:
Other retained earnings
Reserve attributable to the International Financial Account (Note 17)	780,375	745,236	7,789
Reserve attributable to the Overseas Economic Cooperation Account (Note 17)	305,464	166,062	3,049
Accumulated deficit	(33,359)	(98,273)	(333)

	1,052,480	813,025	10,505

Total stockholders’ equity	9,428,552	9,030,033	94,107

Net deferred gains (losses) on hedges	32,215	(1,122)	321

Total valuation differences and translation adjustments	32,215	(1,122)	321

Total net assets	9,460,768	9,028,911	94,428

Total liabilities and net assets	¥20,098,361	¥20,822,723	$200,602

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF OPERATIONS

JAPAN BANK FOR INTERNATIONAL COOPERATION

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Income
Interest income	¥587,965	¥587,793	$5,869
Interest on loans	561,114	572,467	5,601
Interest and dividend income on securities	15,014	6,781	150
Interest on due from banks	11,836	8,544	118
Fees and commissions	11,267	8,320	113
Other operating income	113	1,123	1
Foreign exchange gains	—	1,123	—
Gains on derivative instruments	113	0	1
Other ordinary income	14,670	363	146
Grant from general account (Note 16)	20,000	30,000	200
Reversal of allowance for possible loan losses	23,289	40,160	232
Recovery of written-off claims	1,930	2,647	19
Profits on sales of tangible fixed assets	18	21	0

Total income	659,254	670,431	6,580

Expenses
Interest expenses	342,088	361,859	3,414
Interest on bonds and notes	63,463	72,236	633
Interest on borrowings	132,614	157,505	1,324
Interest on swaps (net)	146,010	132,117	1,457
Fees and commissions	6,013	5,917	60
Other operating expenses	9,160	1,203	91
Foreign exchange losses	8,324	—	83
Amortization of bonds and notes issuance costs	641	979	6
Losses on derivative instruments	—	17	—
Others	194	206	2
General and administrative expenses	26,948	25,951	269
Other ordinary expenses	282	1,540	3
Write-off of equities, securities, etc.	282	1,481	3
Others	—	59	—
Losses on disposal of tangible fixed assets	166	81	2

Total expenses	384,659	396,554	3,839

Net income	¥274,594	¥273,876	$2,741

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF CASH FLOWS

JAPAN BANK FOR INTERNATIONAL COOPERATION

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Cash flows from operating activities
Net income	¥274,594	¥273,876	$2,741
Depreciation and amortization	2,062	1,919	21
Decrease in allowance for possible loan losses	(29,124)	(40,160)	(291)
Increase in reserve for bonus payments	7	7	0
Increase (decrease) in reserve for employee retirement benefits	1,035	(294)	10
Interest income	(587,965)	(587,793)	(5,868)
Interest expenses	342,088	361,859	3,414
Net (gain) loss on securities	(14,155)	1,479	(141)
Foreign exchange loss (gain)	310	(10,453)	3
Net loss on sales of tangible fixed assets	148	59	2
Net decrease in loans	1,203,323	260,239	12,010
Net increase (decrease) in bonds and notes	77,719	(132,204)	776
Net decrease in borrowings	(1,122,639)	(831,963)	(11,205)
Net decrease in due from banks (excluding cash equivalents)	34,880	108,035	348
Interest received	604,355	600,014	6,032
Interest paid	(350,242)	(368,651)	(3,496)
Others, net	(563,685)	7,691	(5,626)

Net cash used in operating activities	(127,285)	(356,339)	(1,270)

Cash flows from investing activities
Purchases of securities	(220)	(573)	(2)
Sales of securities	19,701	8,443	197
Purchases of tangible fixed assets	(673)	(719)	(7)
Purchases of intangible fixed assets	(1,786)	(305)	(18)
Proceeds from sales of tangible fixed assets	25	28	0

Net cash provided by investing activities	17,047	6,873	170

Cash flows from financing activities
Proceeds from issuance of capital stocks to government	159,064	165,864	1,587
Payment to National Treasury	(35,681)	(36,314)	(356)

Net cash provided by financing activities	123,382	129,549	1,231

Effect of exchange rate changes on cash and cash equivalents	(1)	0	(0)

Net (decrease) increase in cash and cash equivalents	13,143	(219,915)	131

Cash and cash equivalents at the beginning of the period	98,692	318,608	985

Cash and cash equivalents at the end of the period	¥111,835	¥98,692	$1,116

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

For the year ended March 31, 2008

	(In millions of yen)
	Stockholders’ equity								Valuation differences and translation adjustments		Total net assets
	Capital			Retained earnings
	Capital attributable to the International Financial Account	Capital attributable to the Overseas Economic Cooperation Account	Total capital stock	Other retained earnings			Total retained earnings	Total stockholders’ equity	Net deferred gains (losses) on hedges	Total valuation differences and translation adjustments
				Reserve attributable to the International Financial Account	Reserve attributable to the Overseas Economic Cooperation Account	Accumulated deficit
Balance at March 31, 2007	985,500	7,231,508	8,217,008	745,236	166,062	(98,273)	813,025	9,030,033	(1,122)	(1,122)	9,028,911
Changes during the accounting period:
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	—	159,064	159,064	—	—	—	—	159,064	—	—	159,064
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	—	—	35,139	—	(35,139)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	—	—	—	(35,139)	(35,139)	(35,139)	—	—	(35,139)
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	—	—	—	139,401	(139,401)	—	—	—	—	—
Net income	—	—	—	—	—	274,594	274,594	274,594	—	—	274,594
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—	—	33,338	33,338	33,338
Net changes during the accounting period	—	159,064	159,064	35,139	139,401	64,914	239,455	398,519	33,338	33,338	431,857
Balance at March 31, 2008	985,500	7,390,572	8,376,072	780,375	305,464	(33,359)	1,052,480	9,428,552	32,215	32,215	9,460,768

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

For the year ended March 31, 2008

	(In millions of U.S. dollars)
	Stockholders’ equity								Valuation differences and translation adjustments		Total net assets
	Capital			Retained earnings				Total stockholders’ equity	Net deferred gains (losses) on hedges	Total valuation differences and translation adjustments
	Capital attributable to the International Financial Account	Capital attributable to the Overseas Economic Cooperation Account	Total capital stock	Other retained earnings			Total retained earnings
				Reserve attributable to the International Financial Account	Reserve attributable to the Overseas Economic Cooperation Account	Accumulated deficit
Balance at March 31, 2007	9,836	72,178	82,014	7,438	1,658	(981)	8,115	90,129	(11)	(11)	90,118
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	—	1,588	1,588	—	—	—	—	1,588	—	—	1,588
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	—	—	351	—	(351)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	—	—	—	(351)	(351)	(351)	—	—	(351)
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	—	—	—	1,391	(1,391)	—	—	—	—	—
Net income	—	—	—	—	—	2,741	2,741	2,741	—	—	2,741
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—	—	333	333	333
Net changes during the accounting period	—	1,588	1,588	351	1,391	648	2,390	3,978	333	333	4,310
Balance at March 31, 2008	9,836	73,766	83,602	7,789	3,049	(333)	10,505	94,107	321	321	94,428

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

For the year ended March 31, 2007

	(In millions of yen)
	Stockholders’ equity								Valuation differences and translation adjustments		Total net assets
	Capital			Retained earnings				Total stockholders’ equity	Net deferred losses on hedges	Total valuation differences and translation adjustments
	Capital attributable to the International Financial Account	Capital attributable to the Overseas Economic Cooperation Account	Total capital stock	Other retained earnings			Total retained earnings
				Reserve attributable to the International Financial Account	Reserve attributable to the Overseas Economic Cooperation Account	Accumulated deficit
Balance at March 31, 2006	985,500	7,065,644	8,051,144	709,148	111,324	(245,236)	575,236	8,626,381	—	—	8,626,381
Changes during the accounting period:
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	—	165,864	165,864	—	—	—	—	165,864	—	—	165,864
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	—	—	36,087	—	(36,087)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	—	—	—	(36,087)	(36,087)	(36,087)	—	—	(36,087)
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	—	—	—	54,737	(54,737)	—	—	—	—	—
Net income	—	—	—	—	—	273,876	273,876	273,876	—	—	273,876
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—	—	(1,122)	(1,122)	(1,122)
Net changes during the accounting period	—	165,864	165,864	36,087	54,737	146,962	237,788	403,652	(1,122)	(1,122)	402,529
Balance at March 31, 2007	985,500	7,231,508	8,217,008	745,236	166,062	(98,273)	813,025	9,030,033	(1,122)	(1,122)	9,028,911

NOTES TO FINANCIAL STATEMENTS

JAPAN BANK FOR INTERNATIONAL COOPERATION

1. Basis of presentation

The accompanying financial statements have been prepared from the accounts maintained by Japan Bank for International Cooperation (“JBIC” or the “Bank”) in accordance with the provisions set forth in conformity with accounting principles and practices generally accepted in Japan, which are different in certain respects as to application and disclosure requirements from International Financial Reporting Standards.

The Bank’s accounts are separated into the International Financial Account and the Overseas Economic Cooperation Account as required under Article 41 of the Japan Bank for International Cooperation Law (“JBIC Law”) whereby the accounting shall be separated according to the categories of international financial operations and overseas economic cooperation operations and be recorded by establishing a separate account for each operation. In separating the accounts, transactions directly related to either of the operations are attributed to the account for these operations and overhead expenses and others are allocated to both of the accounts in accordance with certain pre-defined allocation rate.

Consolidated financial statements are not prepared since JBIC has no subsidiaries.

The amounts indicated in millions of yen are rounded down by omitting figures less than one million. Totals may therefore not add up exactly because of such omission.

Amounts in U.S. dollars are presented solely for the convenience of readers outside Japan. The rate of ¥100.19=$1.00, the exchange rate as of March 31, 2008 has been used in translation. The presentation of such amounts is not intended to imply that Japanese yen have been or could be readily converted, realized or settled into U.S. dollars at that rate or any other rate.

2. Significant accounting policies

(a) Cash and cash equivalents

“Cash and cash equivalents” as stated in the statements of cash flows consists of cash on hand and due from Bank of Japan included in “Cash and due from banks” in the balance sheets.

(b) Securities

All securities are classified as “Available-for-sale securities” which have no market value and are carried at cost based on the moving average method.

(c) Valuation method for derivative financial instruments

All derivative financial instruments are carried at fair value, except for certain derivatives that are designated as hedging instruments as discussed below.

(d) Accounting for hedges of interest rate risks

(i)	Hedge accounting

JBIC accounts for derivatives used for interest rate risk hedging purposes under the deferral method.

(ii)	Hedging instruments and hedged items

Hedging instruments: interest rate swaps

Hedged items: loans, borrowings, bonds and notes

(iii)	Hedging policy

JBIC enters into hedging transactions up to the amount of the hedged assets and liabilities.

(iv)	Assessment of hedge effectiveness

JBIC assesses the effectiveness of designated hedges by measuring and comparing the change of fair value or cumulative change of cash flows of both hedging instruments and corresponding hedged items from the date of inception of the hedges to the assessment date.

(e) Accounting for hedges of foreign exchange risks

        Hedge instruments used to hedge foreign exchange risks associated with various foreign currency denominated monetary assets and liabilities are accounted for using the deferral method, in accordance with the standard treatment of The Japanese Institute of Certified Public Accountants (JICPA) Industry Audit Committee Report No. 25.

The effectiveness of the hedging instruments described above, such as currency-swaps, exchange swaps and similar transactions, hedging the foreign exchange risks of monetary assets and liabilities denominated in foreign currencies is assessed by comparing the foreign currency position of the hedged monetary assets and liabilities with that of the hedging instruments.

(f) Foreign currency translation and revaluation method

JBIC maintains its accounting records in Japanese yen. Assets and liabilities denominated in foreign currencies are translated into Japanese yen at the market exchange rate prevailing at the fiscal year end.

(g) Depreciation basis for fixed assets

(i)	Tangible fixed assets

Tangible fixed assets are depreciated under the declining balance method over their useful economic lives except for buildings (excluding installed facilities) acquired on or after April 1, 1998, which are depreciated under the straight-line method, and the applicable share of estimated annual depreciation costs for the fiscal year is recorded based on the following range of useful lives.

The principal estimated useful economic lives are as follows:

Buildings: 38 years to 50 years

Equipment: 2 years to 20 years

In accordance with the amendment of the corporate tax laws in this fiscal year, the tangible fixed assets acquired on or after April 1, 2007 are depreciated based on the depreciation method under the amended corporate tax laws. Formerly, the assets were depreciated to the uniform residual values determined by the tax laws. Under the amended tax laws, the uniform residual values were removed. As for the tangible fixed assets acquired before April 1, 2007, from this fiscal period, their residual values are depreciated over five years using the straight line method after the regular depreciation to the uniform residual values completes. This accounting change had no material impact on the financial statements of this fiscal period.

(ii)	Intangible fixed assets

Amortization of intangible fixed assets is computed by the straight-line method. Software used by JBIC is amortized over its useful life (5 years).

(h) Method of amortization for deferred charges

Bonds and notes issuance costs are amortized under the straight-line method over the terms to redemption.

Bonds and notes issuance costs recorded on the balance sheet as of March 31, 2006 are amortized over 3 years by applying the previous accounting method based on the tentative measure stipulated in the “Tentative Solution on Accounting for Deferred Assets” (the Accounting Standards Board of Japan (“ASBJ”) Statement No.19, August 11, 2006).

(i) Allowance for possible loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance after the write-offs described in Note 5 (i) and the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees.

The allowance for claims on debtors who are not legally bankrupt but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an assessment of the overall solvency of the debtors after deducting the amount expected to be collected through the disposal of collateral and the execution of guarantees.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past.

The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situations of these countries.

All claims are assessed initially by the operational departments and secondly by risk evaluation departments based on internal rules for self-assessment of asset quality. The internal audit department, which is independent from the operational departments, reviews these self-assessments, and the allowance is provided based on the results of the assessments.

(j) Reserve for bonus payments

“Reserve for bonus payments” is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by employees to the date of the balance sheet. Reserve for bonus payments to executive directors is included in the account.

(k) Reserve for employee retirement benefits

“Reserve for employee retirement benefits” represents the future payment for pension and retirement benefits to employees and executive directors, and is accrued based on the projected benefit obligations and the estimated pension plan assets at the fiscal period end.

The actuarial gain or loss is recognized in the year in which it arises.

(l) Lease transactions

Finance leases that do not involve the transfer of ownership to the lessee at the end of the lease term are accounted for as an operating lease.

(m) Consumption taxes

Consumption taxes, including local consumption tax, are excluded from the transaction amounts.

(n) Significant changes in accounting policies

The definitions of securities in “Accounting Standards for Financial Instruments” (ASBJ Statement No. 10) and in “Practical Guidelines on Accounting Standards for Financial Instruments” (JICPA Laws and Regulations Committee Report No. 14) were partially revised on June 15, 2007 and on July 4, 2007 respectively, which is applicable from the fiscal period ending on or after the enforcement date of the Financial Instruments and Exchange Law. JBIC has adopted the revised standards and guidelines commencing with this fiscal period.

3. Cash and cash equivalents

The reconciliation between the balance of cash and cash equivalents at the end of each fiscal year and the amount of cash and due from banks reported in the balance sheets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Cash and due from banks	¥307,253	¥328,991	$3,067
Due from banks (*)	(195,418)	(230,299)	(1,950)

Cash and cash equivalents	¥111,835	¥98,692	$1,116

(*)	Excluding Due from Bank of Japan

4. Securities

Securities as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Equity	¥102,934	¥108,008	$1,027
Other securities	1,557	2,070	16

	¥104,491	¥110,079	$1,043

5. Loans

All of Loans are loans on deeds. The amounts reported in the balance sheets as of March 31, 2008 and 2007 were as follows:

International Financial Account	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bankrupt loans	¥35,877	¥47,333	$358
Non-accrual loans	109,805	126,610	1,096
Past due loans (3 months or more)	—	—	—
Restructured loans	42,820	112,868	427

	¥188,504	¥286,813	$1,881

Overseas Economic Cooperation Account	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bankrupt loans	¥—	¥—	$—
Non-accrual loans	73,367	76,876	732
Past due loans (3 months or more)	—	—	—
Restructured loans	139,647	185,191	1,394

	¥213,015	¥262,068	$2,126

(a)	“Bankrupt loans” refer to loans, after write-offs, on which accrued interest income is not recognized as there is substantial doubt about the ultimate collectability of either principal or interest because they are past due for a considerable period of time or for other reasons, and to borrowers who fall into the following categories:

-	who have begun bankruptcy, settlement, reorganization, winding-up or special liquidation proceedings under the Bankruptcy Law, the Corporate Reorganization Law, the Civil Rehabilitation Law, the Corporate Law or other similar laws of Japan

-	who have had their transactions with the promissory note clearinghouse suspended, or

-	who have begun similar proceedings under any foreign law

(b)	“Non-accrual loans” are loans on which accrued interest income is not recognized, excluding loans on which interest payments are deferred in order to support the borrowers’ recovery from financial difficulties.

(c)	“Past due loans (3 month or more)” are loans whose principal or interest payment is past due for three months or more, and which do not fall under the category of “Bankrupt loans” and “Non-accrual loans”.

(d)	“Restructured loans” are loans whose repayment terms and conditions have been amended in favor of the borrowers (e.g. reduction of or exemption from the stated interest rate, the deferral of interest payments, the extension of principal repayments or renunciation of claims) in order to support the borrowers’ recovery from financial difficulties, and which do not fall under the category of “Bankrupt loans,” “Non-accrual loans,” and “Past due loans (3 months or more).”

(e)	The amounts of loans indicated in the table above are the gross amounts prior to deduction of allowance for possible loan losses.

(f)	In the event that a debtor country encounters temporary payment difficulties and requests debt rescheduling with respect to external public debt (whose creditors are Sovereigns, Trade Insurance Institutions and Export Credit Institutions, etc.) due to an unfavorable balance of international payment, meetings of creditor countries (the “Paris Club”) would be held to discuss debt relief measures (rescheduling). When creditor countries agree on debt relief measures, debt-rescheduling agreements between the creditors and a debtor are agreed. Under such temporary liquidity assistance, the debtor carries out the Economic Restructuring Program that was agreed with the International Monetary Fund (“IMF”) and continues to make repayments of the debt. The principal amount of loans for which JBIC has agreed to provide debt relief pursuant to the Paris Club agreements is as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
International Financial Account	¥334,826	¥347,972	$3,342
Overseas Economic Cooperation Account	1,228,905	1,246,893	12,266

In terms of repayment probability of the loans rescheduled in the Paris Club, their nature as public debt, unlike loans provided by private financial institutions, provides an asset securing mechanism under such an international framework. Nonetheless, in order to facilitate comparison with private financial institutions, JBIC classifies those loans to borrowers classified under the assessment as “Watchlisted” (but not “Past due loans (3 months or more)”), that were rescheduled under the Paris Club as “Restructured loans”. The amount of such loans, included in “Restructured loans” in the above table, is ¥8,806 million ($88 million) of which ¥5,220 million ($52 million) represents original principal attributable to the International Financial Account and ¥139,647 million ($1,394 million) of which ¥63,663 million ($635 million) represents original principal attributable to the Overseas Economic Cooperation Account as of March 31, 2008, and ¥7,753 million of which ¥3,838 million represents original principal attributable to the International Financial Account and ¥185,191 million of which ¥101,267 million represents original principal attributable to the Overseas Economic Cooperation Account as of March 31, 2007 respectively.

(g)	Upon special request, major creditor countries, including Japan, agreed at the Paris Club to offer a grace period (“Moratorium”) for countries affected by the Sumatra Earthquake and India Tsunami in December 2004, in order to support their reconstruction and recovery. During this Moratorium period creditor countries will not expect any debt payment on the due dates up to December 31, 2005, and will reschedule the repayment period of deferred debts for 5 years including a 1 year grace period.

As of the end of March 2008, of the affected countries, Indonesia and Sri Lanka had requested the Paris Club for the Moratorium. The amounts rescheduled repayment period for affected countries, as of the end of March 2008, were ¥4,922 million ($49 million) in the International Financial Account and ¥96,645 million ($965 million) in the Overseas Economic Cooperation Account.

Loans related to this Moratorium are not included in the loans described in (a) to (d) above, since lending terms has been modified based on an international agreement under this Moratorium to offer a grace period in order to support reconstruction and recovery of affected countries, and is therefore irrelevant to their debt-repayment ability.

(h)	As JBIC’s debtors mainly require long-term loans, JBIC generally enters into commitment line contracts with these debtors. JBIC provides commitment lines under which it lends necessary funds up to a predetermined amount, which is within the borrowers’ financing needs for the projects and up to the agreed maximum to lend, upon borrowers’ request, provided that the request meets terms and conditions for disbursement prescribed in the Loan Agreement. The total balances of unused commitment lines as of March 31, 2008 and 2007 were ¥5,086,649 million ($50,770 million) and ¥4,899,076 million, respectively.

(i)	With respect to claims with collateral or guarantees on debtors who are legally or substantially bankrupt (“Bankrupt borrowers and Substantially bankrupt borrowers”), the residual booked amount of the claims after deduction of the amount which is deemed collectible through the disposal of collateral or the execution of guarantees is written-off against the respective claims. The amounts of the accumulated write-offs as of March 31, 2008 and 2007 were ¥4,642 million ($46 million) and ¥5,472 million, respectively.

6. Miscellaneous assets

Miscellaneous assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Prepaid expenses	¥590	¥666	$6
Accrued income (a)	121,827	138,786	1,216
Derivatives	553,945	100,569	5,529
Deferred hedge losses	—	—	—
Preliminary payment to the National Treasury (b)	20,661	20,119	206
Other (c)	1,033	1,021	10

	¥698,058	¥261,162	$6,967

(Notes)

(a)	“Accrued income” includes ¥119,968 million ($1,197 million) and ¥136,970 million of accrued interest on loans and other as of March 31, 2008 and 2007 respectively.
(b)	Pursuant to Article 44 of the JBIC Law, a portion of the net earnings on the General Account of the International Financial Account is paid to the National Treasury. Preliminary payment to the National Treasury, made on a best estimate basis, is accounted for on an accrual basis.
(c)	“Other” includes ¥5 million ($0 million) of suspense payments and other as of March 31, 2008, and ¥27 million of suspense payments as of March 31, 2007.

7. Fixed assets

Fixed assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Tangible fixed assets
Buildings	¥26,034	¥26,349	$260
Land	12,551	12,551	125
Construction in progress	36	73	0
Other	5,045	5,045	50

Total	¥43,666	¥44,019	$436
Less-accumulated depreciation	19,129	18,958	191

Net book value	¥24,537	¥25,060	$245

Intangible fixed assets
Software	¥6,338	¥5,734	$63
Other	1,249	66	12

Total	¥7,588	¥5,801	$75
Less-accumulated depreciation	3,327	2,286	32

Net book value	¥4,260	¥3,514	$43

8. Deferred charges on bonds and notes

Deferred charges on bonds and notes as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bonds and notes issuance costs	¥1,145	¥1,066	$11

	¥1,145	¥1,066	$11

9. Allowance for possible loan losses Allowance for possible loan losses as of March 31, 2008 and 2007 were as follows:
	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
General allowance for possible loan losses	¥52,330	¥73,933	$522
Specific allowance for possible loan losses	140,610	146,727	1,404
Allowance for possible losses on specific overseas loans	10,894	12,299	109

	¥203,835	¥232,959	$2,035

10. Bonds and notes

Bonds and notes as of March 31, 2008 and 2007 were as follows:

Description of bonds and notes	Date of issuance	Currency and amounts March 31, 2008 (In millions)		Interest rate (%)	Maturity date	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Export-Import Bank of Japan Bonds guaranteed by Japanese govt. 40	June 1997	EUR	304	5.750	June 2008	¥48,230	¥164,477	$481

Japan Bank for International Cooperation Bonds guaranteed by Japanese govt. 1, 5-16	November 1999- March 2008	USD EUR THB	6,892 1,750 3,000	3.250-7.000	July 2008- March 2016	975,428	981,901	9,736

FILP Agency Bonds 2, 4, 6, 8, 10, 12-29 (*)	October 2001- November 2007	JPY	1,029,715	0.540-2.090	September 2009- December 2025	1,029,715	829,706	10,278

						¥2,053,373	¥1,976,086	$20,495

(*)	Non-government guaranteed bonds issued in domestic market.

Scheduled redemptions of bonds and notes for each of the next five years as of March 31, 2008 were as follows:

	In millions of yen	In millions of U.S. dollars
Fiscal year 2008	¥127,323	$1,271
2009	150,109	1,498
2010	259,588	2,591
2011	325,094	3,245
2012	359,519	3,588

Based on debt assumption agreements with financial institutions, JBIC has transferred the debt repayment obligation for certain bonds to such financial institutions. As of March 31, 2008, JBIC had contingent obligations in respect to the following bonds.

	In millions of yen	In millions of U.S. dollars
FILP Agency Bond 7	60,000	599
FILP Agency Bond 9	50,000	499
FILP Agency Bond 11	50,000	499

11. Borrowings

Borrowings as of March 31, 2008 and 2007 were as follows:

	Average interest rate		Due date of repayment	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Long-term borrowings
Borrowings from the Government Fund for Fiscal Investment and Loan Program	1.57	}	April 2008- October 2022	¥6,956,106	¥8,030,213	$69,430
Borrowings from the Government Post Office Life Insurance Fund	2.08			16,080	64,613	160

				¥6,972,186	¥8,094,826	$69,590

Long-term borrowings with maturities for the next five years as of March 31, 2008 were as follows:

	In millions of yen	In millions of U.S. dollars
Fiscal year 2008	¥1,401,694	$13,990
2009	1,006,941	10,050
2010	899,785	8,981
2011	731,160	7,298
2012	677,510	6,762

12. Miscellaneous liabilities

Miscellaneous liabilities as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Accrued expenses (a)	¥46,777	¥54,985	$467
Unearned income	6,367	7,780	64
Derivatives	1,885	143,734	19
Other (b)	1,829	2,234	17

	¥56,860	¥208,734	$567

(Notes)

(a)	“Accrued expenses” includes ¥23,890 million ($238 million) of accrued interest on borrowings and ¥22,418 million
($224 million) of accrued interest on bonds and notes and other as of March 31, 2008 (March 31, 2007: ¥28,485 million and ¥25,546 million respectively).

(b)	“Other” includes ¥1,810 million ($18 million) of suspense receipts and other as of March 31, 2008 (March 31, 2007: ¥2,181 million).

13. Employee retirement benefits

JBIC has a defined benefit pension plan comprising of a welfare pension fund plan and lump-sum severance indemnity plan.

(a) The funded status of the pension plans

Disposition		March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Projected benefit obligation	(A)	¥(23,876)	¥(23,416)	$(238)
Fair value of plans’ assets	(B)	6,661	7,236	66

Unfunded pension obligation	(C) = (A) + (B)	(17,215)	(16,179)	(172)
Unrecognized net obligation at transition	(D)	—	—	—
Unrecognized net actuarial gains/losses	(E)	—	—	—
Unrecognized prior service cost	(F)	—	—	—

Net amount recognized on the balance sheet	(G) = (C) + (D) + (E) + (F)	(17,215)	(16,179)	(172)
Prepaid pension cost	(H)	—	—	—

Allowance for employee retirement benefits	(G) – (H)	¥(17,215)	¥(16,179)	$(172)

(Note)	The projected benefit obligation above includes a portion in which the pension fund acts for the government welfare program.

(b) Component of pension cost

Disposition	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Service cost	¥852	¥883	$9
Interest cost	466	462	5
Expected return on plans’ assets	(108)	(101)	(1)
Amortization of prior service cost	—	—	—
Amortization of net actuarial gains/losses	1,003	37	10
Amortization of net obligation at transition	—	—	—
Other costs	—	—	—

Net pension cost	¥2,214	¥1,281	$22

(c) Principal assumptions made

	March 31, 2008	March 31, 2007
Discount rate	2.0%	2.0%
Expected rate of return on plan assets	1.5%	1.5%
Method of attributing the projected benefits to periods of services	Straight-line basis	Straight-line basis
Amortization period of prior service costs	—	—
Amortization period of actuarial gains/losses	Gains/losses are charged to net income for the year	Gains/losses are charged to net income for the year
Amortization period of net obligation at transition	—	—

14. Acceptances and guarantees

Acceptances and Guarantees as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Acceptances	¥—	¥—	$—
Guarantees	1,536,922	1,496,958	15,340

	¥1,536,922	¥1,496,958	$15,340

15. Assets pledged as collateral

There were no assets pledged as collateral as of March 31, 2008 and 2007.

16. Grant from general account

In accordance with the “Changes of the Debt Relief Method” announced by the Japanese government on December 10, 2002, JBIC reported the extraordinary loss (“ODA-loan related losses”) for the year ended March 31, 2003. Under the policy to maintain the financial soundness of JBIC, the government provided JBIC with a grant totaling ¥20 billion ($200 million) and ¥30 billion corresponding to “ODA-loan related losses” out of its general account for the fiscal year ended March 31, 2008 and 2007 respectively.

17. Reserve

Pursuant to Article 44 of the JBIC Law, “Reserve attributable to the International Financial Account” is provided from net earnings from the International Financial Account, and “Reserve attributable to the Overseas Economic Cooperation Account” is provided from or reversed to net earnings from the Overseas Economic Cooperation Account, respectively.

18. Lease transactions

Lease transactions in the fiscal year ended March 31, 2008 and 2007 were as follows. There were no impairment losses for the leased asset.

(a) Finance lease transactions, excluding leases that ownership of the property are deemed to be substantially transferred to the lessee:

•	Acquisition cost, accumulated depreciation and net balance of leased property as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Acquisition cost
Equipment	¥600	¥658	$6
Other	832	549	8

Total	¥1,433	¥1,207	$14

Accumulated depreciation
Equipment	333	476	3
Other	516	357	5

Total	¥850	¥833	$8

Net balance
Equipment	267	182	3
Other	316	191	3

Total	¥583	¥373	$6

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥207	¥237	$2
Due after 1 year	383	146	4

Total	¥590	¥384	$6

•	Lease payment, depreciation expense and interest expense for the fiscal year ended March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Lease payment	¥344	¥285	$3
Depreciation expense	329	273	3
Interest expense	12	10	0

•	Depreciation expense is calculated using the straight-line method over the useful economic life of the respective leased assets with zero residual value.

•	The difference between total lease payments and the acquisition cost of leased assets is debited to effective interest expense, and is allocated to each fiscal year using the interest method.

(b) Operating lease transactions:

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥—	¥5	$—
Due after 1 year	—	—	—

Total	¥—	¥5	$—

19. Derivative transactions

Notes to derivative transactions in the fiscal year ended March 31, 2008 are as follows:

(a) Policy for derivative transactions

JBIC engages in derivative transactions solely for the purpose of hedging foreign exchange rate risks and interest rate risks associated with its lending and funding operations.

(b) Transactions

Derivative transactions include interest rate and currency swaps and forward exchange contracts.

(c) Risks involved in derivative transactions

Derivative transactions involve the following risks:

(i)	Credit risk

Potential loss from the failure of a counterparty to perform its obligations in accordance with terms and conditions under the contract governing transactions due to bankruptcy or deteriorating business.

(ii)	Market risk

Potential loss from the changes in the market value of financial products due to fluctuations in interest rates or exchange rates.

(d) Policies for risk management on derivative transactions

(i)	Credit risk

JBIC constantly monitors the market value of its derivative transactions with each counterparty and the amount of its credit exposure and creditworthiness of each counterparty in order to ascertain the appropriateness of entering into or maintaining a transaction with each counterparty.

(ii)	Market risk

JBIC uses derivative transactions solely for the purpose of hedging. Therefore, the market risk on derivative transactions and that on hedged (lending or funding) transactions basically offset each other.

	(In 100 millions of yen)		(In 100 millions of U.S. dollars)
Credit risk amounts of derivative etc.	Contract amount/ notional amount	Credit risk	Contract amount/ notional amount	Credit risk
Interest rate swaps	¥24,138	¥730	$241	$7
Currency swaps	36,129	7,845	361	78
Forward exchange contracts	12	0	0	0
Other derivatives	—	—	—	—
Credit risk reductions through nettings	—	(1,240)	—	(12)

Total	¥60,280	¥7,335	$602	$73

(Note)	Credit risk amounts are calculated under Uniform International Standards in accordance with the Banking Law of Japan and the related regulations.

(e) Interest rate-related transactions

There were no interest rate-related derivative transactions recorded at fair value as of the balance sheet date, since hedge accounting was applied to all interest rate-related derivative transactions outstanding at year end.

(f) Currency-related transactions

There were no currency-related derivative transactions, recorded at fair value as of the balance sheet date, since hedge accounting was applied to all currency-related derivative transactions outstanding at year end.

(g) Equity-related transactions

Not applicable

(h) Bond-related transactions

Not applicable

(i) Commodity-related transactions

Not applicable

(j) Credit Derivatives transactions

Not applicable

Notes to derivative transactions in the fiscal year ended March 31, 2007 are as follows:

(a) Policy for derivative transactions

JBIC engages in derivative transactions solely for the purpose of hedging foreign exchange rate risks and interest rate risks associated with its lending and funding operations.

(b) Transactions

Derivative transactions include interest rate and currency swaps and forward exchange contracts.

(c) Risks involved in derivative transactions

Derivative transactions involve the following risks:

(i)	Credit risk

Potential loss from the failure of a counterparty to perform its obligations in accordance with terms and conditions under the contract governing transactions due to bankruptcy or deteriorating business.

(ii)	Market risk

Potential loss from the changes in the market value of financial products due to fluctuations in interest rates or exchange rates.

(d) Policies for risk management on derivative transactions

(i)	Credit risk

JBIC constantly monitors the market value of its derivative transactions with each counterparty and the amount of its credit exposure and creditworthiness of each counterparty in order to ascertain the appropriateness of entering into or maintaining a transaction with each counterparty.

(ii)	Market risk

JBIC uses derivative transactions solely for the purpose of hedging. Therefore, the market risk on derivative transactions and that on hedged (lending or funding) transactions basically offset each other.

Credit risk amounts of derivative etc.	(In 100 millions of yen)
	Contract amount/ notional amount	Credit risk
Interest rate swaps	¥26,097	¥441
Currency swaps	45,921	3,987
Forward exchange contracts	23	0
Other derivatives	—	—
Credit risk reductions through nettings	—	(2,010)

Total	¥72,042	¥2,418

(Note)	Credit risk amounts are calculated under Uniform International Standards in accordance with the Banking Law of Japan and the related regulations.

(e) Interest rate-related transactions

There were no interest rate-related derivative transactions recorded at fair value as of the balance sheet date, since hedge accounting was applied to all interest rate-related derivative transactions outstanding at year end.

(f) Currency-related transactions

There were no currency-related derivative transactions, recorded at fair value as of the balance sheet date, since hedge accounting was applied to all currency-related derivative transactions outstanding at year end.

(g) Equity-related transactions

Not applicable

(h) Bond-related transactions

Not applicable

(i) Commodity-related transactions

Not applicable

(j) Credit Derivatives transactions

Not applicable

20. Market value of securities

Notes to market value of securities as March 31, 2008 are as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

	March 31, 2008 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Sales amount	¥18,567	$185
Gains on sales	14,307	143
Losses on sales	—	—

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Held-to-maturity debt securities
Unlisted foreign securities	¥—	$—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	102,934	1,028
Unlisted foreign equities	0	0
Other unlisted Japanese securities	222	2
Other unlisted foreign securities	1,334	13

Total	¥104,491	$1,043

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable

Notes to market value of securities as March 31, 2007 are as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

March 31, 2007 (In millions of yen)
Sales amount	¥5,000
Gains on sales	—
Losses on sales	—

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

March 31, 2007 (In millions of yen)
Held-to-maturity debt securities
Unlisted foreign securities	¥—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	107,194
Unlisted foreign equities	814
Other unlisted Japanese securities	253
Other unlisted foreign securities	1,817

Total	¥110,079

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable

ERNST & YOUNG SHINNIHON	Tel : 03 3503 1191
Hibiya Kokusai Bldg.	Fax : 03 3503 1277
2-2-3, Uchisaiwai-cho
Chiyoda-ku, Tokyo, Japan 100-0011
C.P.O. Box 1196, Tokyo, Japan 100-8641

Report of Independent Auditors

To the Governor of Japan Bank for International Cooperation

We have audited the accompanying International Financial Account balance sheets of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the related statements of operations, changes in net assets, and cash flows for the years then ended, all expressed in Japanese Yen. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Financial Account of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Japan.

The U.S. dollar amounts in the accompanying financial statements with respect to the year ended March 31, 2008 are presented solely for convenience. Our audit also included the translation of yen amounts into U.S. dollar amounts and, in our opinion, such translation has been made on the basis described in Note 1.

/s/ Ernst & Young ShinNihon

Ernst & Young ShinNihon

June 27, 2008

BALANCE SHEETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Assets
Cash and due from banks (Note 3)	¥305,395	¥260,732	$3,048
Securities (Notes 4 and 19)	790	804	8
Loans (Note 5)	6,662,680	7,888,505	66,501
Miscellaneous assets (Note 6)	639,161	198,249	6,380
Tangible fixed assets (Note 7)	18,041	18,457	180
Intangible fixed assets (Note 7)	2,642	2,180	26
Deferred charges on bonds and notes (Note 8)	1,145	1,066	11
Customers’ liabilities for acceptances and guarantees (Note 14)	1,536,922	1,496,958	15,340
Allowance for possible loan losses (Note 9)	(116,226)	(130,061)	(1,160)

Total assets	¥9,050,552	¥9,736,893	$90,334

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Liabilities and net assets
Liabilities
Bonds and notes (Note 10)	¥2,053,373	¥1,976,086	$20,495
Borrowings (Note 11)	3,665,483	4,380,023	36,585
Miscellaneous liabilities (Note 12)	42,797	194,629	427
Reserve for bonus payments	641	637	6
Reserve for employee retirement benefits (Note 13)	10,673	10,031	107
Acceptances and guarantees (Note 14)	1,536,922	1,496,958	15,340

Total liabilities	7,309,891	8,058,365	72,960

Net assets
Capital:
Capital attributable to the International Financial Account	985,500	985,500	9,836
Retained earnings:
Other retained earnings
Reserve attributable to the International Financial Account (Note 16)	780,375	745,236	7,789
Accumulated deficit	(57,429)	(51,086)	(573)

	722,946	694,149	7,216

Total stockholders’ equity	1,708,446	1,679,649	17,052

Net deferred gains (losses) on hedges	32,215	(1,122)	322

Total valuation differences and translation adjustments	32,215	(1,122)	322

Total net assets	1,740,661	1,678,527	17,374

Total liabilities and net assets	¥9,050,552	¥9,736,893	$90,334

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF OPERATIONS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Income
Interest income	¥340,867	¥340,956	$3,402
Interest on loans	329,238	332,441	3,286
Interest on due from banks	11,629	8,515	116
Fees and Commissions	10,597	7,759	106
Other operating income	113	1,100	1
Foreign exchange gains	—	1,099	—
Gains on derivative instruments	113	0	1
Other ordinary income	140	205	2
Reversal of allowance for possible loan losses	11,749	17,901	117
Recovery of written-off claims	1,915	1,825	19
Profits on sales of tangible fixed assets	8	17	0

Total income	365,392	369,765	3,647

Expenses
Interest expenses	273,771	280,718	2,733
Interest on bonds and notes	63,463	72,052	634
Interest on borrowings	64,297	76,547	642
Interest on swaps (net)	146,010	132,117	1,457
Fees and Commissions	1,838	2,042	18
Other operating expenses	8,939	1,193	89
Foreign exchange losses	8,103	—	81
Amortization of bonds and notes issuance costs	641	979	6
Losses on derivative instruments	—	17	—
Others	194	195	2
General and administrative expenses	16,789	16,178	168
Other ordinary expenses	—	43	—
Others	—	43	—
Losses on disposal of tangible fixed assets	118	43	1

Total expenses	301,457	300,218	3,009

Net income	¥63,935	¥69,546	$638

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF CASH FLOWS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Cash flows from operating activities
Net income	¥63,935	¥69,546	$638
Depreciation and amortization	1,356	1,267	14
Decrease in allowance for possible loan losses	(13,835)	(17,901)	(138)
Increase in reserve for bonus payments	4	4	0
Increase (decrease) in reserve for employee retirement benefits	642	(182)	6
Interest income	(340,867)	(340,956)	(3,402)
Interest expenses	273,771	280,718	2,732
Net (gain) loss on securities	(13)	43	(0)
Foreign exchange loss (gain)	133	(10,419)	1
Net loss on sales of tangible fixed assets	110	26	1
Net decrease in loans	1,225,825	256,940	12,235
Net increase (decrease) in bonds and notes	77,719	(122,204)	776
Net decrease in borrowings	(714,540)	(526,546)	(7,132)
Net decrease in due from banks (excluding cash equivalents)	35,466	107,848	354
Interest received	353,333	346,338	3,527
Interest paid	(281,881)	(285,199)	(2,813)
Others, net	(563,731)	8,421	(5,627)

Net cash provided by (used in) operating activities	117,430	(232,253)	1,172

Cash flows from investing activities
Purchases of securities	(187)	(438)	(2)
Sales of securities	82	—	1
Purchases of tangible fixed assets	(417)	(445)	(4)
Purchases of intangible fixed assets	(1,107)	(189)	(11)
Proceeds from sales of tangible fixed assets	12	21	0

Net cash used in investing activities	(1,618)	(1,052)	(16)

Cash flows from financing activities
Payment to National Treasury	(35,681)	(36,314)	(356)

Net cash used in financing activities	(35,681)	(36,314)	(356)

Effect of exchange rate changes on cash and cash equivalents	(0)	0	(0)

Net (decrease) increase in cash and cash equivalents	80,129	(269,619)	800

Cash and cash equivalents at the beginning of the period	31,122	300,742	311

Cash and cash equivalents at the end of the period	¥111,251	¥31,122	$1,111

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

For the year ended March 31, 2008

	(In millions of yen)
	Stockholders’ equity					Valuation differences and translation adjustments		Total net assets
	Capital	Retained earnings			Total stockholders’ equity	Net deferred gains (losses) on hedges	Total valuation differences and translation adjustments
	Capital attributable to the International Financial Account	Other retained earnings		Total retained earnings
		Reserve attributable to the International Financial Account	Accumulated deficit
Balance at March 31, 2007	985,500	745,236	(51,086)	694,149	1,679,649	(1,122)	(1,122)	1,678,527
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	35,139	(35,139)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	(35,139)	(35,139)	(35,139)	—	—	(35,139)
Net income	—	—	63,935	63,935	63,935	—	—	63,935
Net changes in the items other than stockholders’ equity	—	—	—	—	—	33,338	33,338	33,338
Net changes during the accounting period	—	35,139	(6,343)	28,796	28,796	33,338	33,338	62,134
Balance at March 31, 2008	985,500	780,375	(57,429)	722,946	1,708,446	32,215	32,215	1,740,661

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

For the year ended March 31, 2008

	(In millions of U.S. dollars)
	Stockholders’ equity					Valuation differences and translation adjustments
	Capital	Retained earnings			Total stockholders’ equity	Net deferred gains (losses) on hedges	Total valuation differences and translation adjustments	Total net assets
		Other retained earnings
	Capital attributable to the International Financial Account	Reserve attributable to the International Financial Account	Accumulated deficit	Total retained earnings
Balance at March 31, 2007	9,836	7,438	(510)	6,928	16,764	(11)	(11)	16,753
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	351	(351)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	(351)	(351)	(351)	—	—	(351)
Net income	—	—	638	638	638	—	—	638
Net changes in the items other than stockholders’ equity	—	—	—	—	—	333	333	333
Net changes during the accounting period	—	351	(63)	287	287	333	333	620
Balance at March 31, 2008	9,836	7,789	(573)	7,216	17,052	322	322	17,374

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

For the year ended March 31, 2007

	(In millions of yen)
	Stockholders’ equity					Valuation differences and translation adjustments
	Capital	Retained earnings			Total stockholders’ equity	Net deferred gains (losses) on hedges	Total valuation differences and translation adjustments	Total net assets
		Other retained earnings
	Capital attributable to the International Financial Account	Reserve attributable to the International Financial Account	Accumulated deficit	Total retained earnings
Balance at March 31, 2006	985,500	709,148	(48,457)	660,690	1,646,190	—	—	1,646,190
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the International Financial Account	—	—	—	—	—	—	—	—
Transfer to reserve attributable to the International Financial Account from accumulated deficit	—	36,087	(36,087)	—	—	—	—	—
Payment to National Treasury from the International Financial Account	—	—	(36,087)	(36,087)	(36,087)	—	—	(36,087)
Net income	—	—	69,546	69,546	69,546	—	—	69,546
Net changes in the items other than stockholders’ equity	—	—	—	—	—	(1,122)	(1,122)	(1,122)
Net changes during the accounting period	—	36,087	(2,628)	33,459	33,459	(1,122)	(1,122)	32,336
Balance at March 31, 2007	985,500	745,236	(51,086)	694,149	1,679,649	(1,122)	(1,122)	1,678,527

NOTES TO FINANCIAL STATEMENTS

JAPAN BANK FOR INTERNATIONAL COOPERATION

International Financial Account

1. Basis of presentation

The accompanying financial statements have been prepared from the accounts maintained by Japan Bank for International Cooperation (“JBIC” or the “Bank”) in accordance with the provisions set forth in conformity with accounting principles and practices generally accepted in Japan, which are different in certain respects as to application and disclosure requirements from International Financial Reporting Standards.

The Bank’s accounts are separated into the International Financial Account and the Overseas Economic Cooperation Account as required under Article 41 of the Japan Bank for International Cooperation Law (“JBIC Law”) whereby the accounting shall be separated according to the categories of international financial operations and overseas economic cooperation operations and be recorded by establishing separate accounts for each operation. In separating the accounts, transactions directly related to either of the operations are attributed to the account for these operations and overhead expenses and others are allocated to both of the accounts in accordance with certain pre-defined allocation rate.

Consolidated financial statements are not prepared since JBIC has no subsidiaries.

The amounts indicated in millions of yen are rounded down by omitting figures less than one million. Totals may therefore not add up exactly because of such omission.

Amounts in U.S. dollars are presented solely for the convenience of readers outside Japan. The rate of ¥100.19=$1.00, the exchange rate as of March 31, 2008, has been used in translation. The presentation of such amounts is not intended to imply that Japanese yen have been or could be readily converted, realized or settled into U.S. dollars at that rate or any other rate.

2. Significant accounting policies

(a) Cash and cash equivalents

“Cash and cash equivalents” as stated in the statements of cash flows consists of cash on hand and due from Bank of Japan included in “Cash and due from banks” in the balance sheets.

(b) Securities

All securities are classified as “Available-for-sale securities” which have no market value and are carried at cost based on the moving average method.

(c) Valuation method for derivative financial instruments

All derivative financial instruments are carried at fair value, except for certain derivatives that are designated as hedging instruments as discussed below.

(d) Accounting for hedges of interest rate risks

(i)	Hedge accounting

JBIC accounts for derivatives used for interest rate risk hedging purposes under the deferral method.

(ii)	Hedging instruments and hedged items

Hedging instruments: interest rate swaps

Hedged items: loans, borrowings, bonds and notes

(iii)	Hedging policy

JBIC enters into hedging transactions up to the amount of the underlying hedged assets and liabilities.

(iv)	Assessment of hedge effectiveness

JBIC assesses the effectiveness of designated hedges by measuring and comparing the change of fair value or cumulative change of cash flows of both hedging instruments and corresponding hedged items from the date of inception of the hedges to the assessment date.

(e) Accounting for hedges of foreign exchange risks

        Hedge instruments used to hedge foreign exchange risks associated with various foreign currency denominated monetary assets and liabilities are accounted for using the deferral method, in accordance with the standard treatment of The Japanese Institute of Certified Public Accountants (JICPA) Industry Audit Committee Report No. 25.

The effectiveness of the hedging instruments described above, such as currency-swaps, exchange swaps and similar transactions, hedging the foreign exchange risks of monetary assets and liabilities denominated in foreign currencies is assessed by comparing the foreign currency position of the hedged monetary assets and liabilities with that of the hedging instruments.

(f) Foreign currency translation and revaluation method

JBIC maintains its accounting records in Japanese yen. Assets and liabilities denominated in foreign currencies are translated into Japanese yen at the market exchange rate prevailing at the fiscal period end.

(g) Depreciation basis for fixed assets

(i)	Tangible fixed assets

Tangible fixed assets are depreciated under the declining balance method over their useful economic lives except for buildings (excluding installed facilities) acquired on or after April 1, 1998, which are depreciated under the straight-line method, and the applicable share of estimated annual depreciation costs for the fiscal period is recorded based on the following range of useful lives.

The principal estimated useful economic lives are as follows:

Buildings: 38 years to 50 years

Equipment: 2 years to 20 years

In accordance with the amendment of the corporate tax laws in this fiscal year, the tangible fixed assets acquired on or after April 1, 2007 are depreciated based on the depreciation method under the amended corporate tax laws. Formerly, the assets were depreciated to the uniform residual values determined by the tax laws. Under the amended tax laws, the uniform residual values were removed. As for the tangible fixed assets acquired before April 1, 2007, from this fiscal period, their residual values are depreciated over five years using the straight line method after the regular depreciation to the uniform residual values completes. This accounting change had no material impact on the financial statements of this fiscal period.

(ii)	Intangible fixed assets

Amortization of intangible fixed assets is computed by the straight-line method. Software used by JBIC is amortized over its useful life (5 years).

(h) Method of amortization for deferred charges

Bonds and notes issuance costs are amortized under the straight-line method over the terms to redemption.

Bonds and notes issuance costs recorded on the balance sheet as of March 31, 2006 are amortized over 3 years by applying the previous accounting method based on the tentative measure stipulated in the “Tentative Solution on Accounting for Deferred Assets” (the Accounting Standards Board of Japan (“ASBJ”) Statement No.19, August 11, 2006).

(i) Allowance for possible loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance after the write-offs described in Note 5 (i) and the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees.

The allowance for claims on debtors who are not legally bankrupt but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an assessment of the overall solvency of the debtors after deducting the amount expected to be collected through the disposal of collateral and the execution of guarantees.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past.

The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situations of these countries.

All claims are assessed initially by the operational departments and secondly by risk evaluation departments based on internal rules for self-assessment of asset quality. The internal audit department, which is independent from the operational departments, reviews these self-assessments, and the allowance is provided based on the results of the assessment.

(j) Reserve for bonus payments

“Reserve for bonus payments” is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by employees to the date of the balance sheet. Reserve for bonus payments to executive directors is included in the account.

(k) Reserve for employee retirement benefits

        “Reserve for employee retirement benefits” represents the future payment for pension and retirement benefits to employees and executive directors, and is accrued based on the projected benefit obligations and the estimated pension plan assets at the fiscal period end.

The actuarial gain or loss is recognized in the year in which it arises.

(l) Lease transactions

Finance leases that do not involve the transfer of ownership to the lessee at the end of the lease term are accounted for as an operating lease.

(m) Consumption taxes

Consumption taxes, including local consumption tax, are excluded from the transaction amounts.

(n) Significant changes in accounting policies

The definitions of securities in “Accounting Standards for Financial Instruments” (ASBJ Statement No. 10) and in “Practical Guidelines on Accounting Standards for Financial Instruments” (JICPA Laws and Regulations Committee Report No. 14) were partially revised on June 15, 2007 and on July 4, 2007 respectively, which is applicable from the fiscal period ending on or after the enforcement date of the Financial Instruments and Exchange Law. JBIC has adopted the revised standards and guidelines commencing with this fiscal period.

3. Cash and cash equivalents

The reconciliation between the balance of cash and cash equivalents at the end of each fiscal year and the amount of cash and due from banks reported in the balance sheets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Cash and due from banks	¥305,395	¥260,732	$3,048
Due from banks (*)	(194,143)	(229,610)	(1,938)

Cash and cash equivalents	¥111,251	¥31,122	$1,110

(*)	Excluding Due from Bank of Japan

4. Securities

Securities as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Equity	¥12	¥12	$0
Other securities	777	791	8

	¥790	¥804	$8

5. Loans

All of loans are loans on deeds. The amounts reported on the balance sheets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bankrupt loans	¥35,877	¥47,333	$358
Non-accrual loans	109,805	126,610	1,096
Past due loans (3 months or more)	—	—	—
Restructured loans	42,820	112,868	427

	¥188,504	¥286,813	$1,881

(a)	“Bankrupt loans” refer to loans, after write-offs, on which accrued interest income is not recognized as there is substantial doubt about the ultimate collectability of either principal or interest because they are past due for a considerable period of time or for other reasons, and to borrowers who fall into the following categories:

-	who have begun bankruptcy, settlement, reorganization, winding-up or special liquidation proceedings under the Bankruptcy Law, the Corporate Reorganization Law, the Civil Rehabilitation Law, the Corporate Law or other similar laws of Japan

-	who have had their transactions with the promissory note clearinghouse suspended, or

-	who have begun similar proceedings under any foreign law

(b)	“Non-accrual loans” are loans on which accrued interest income is not recognized, excluding loans on which interest payments are deferred in order to support the borrowers’ recovery from financial difficulties.

(c)	“Past due loans (3 months or more)” are loans whose principal or interest payment is past due for three months or more, and which do not fall under the category of “Bankrupt loans” and “Non-accrual loans.”

(d)	“Restructured loans” are loans whose repayment terms and conditions have been amended in favor of the borrowers (e.g. reduction of or exemption from the stated interest rate, the deferral of interest payments, the extension of principal repayments or renunciation of claims) in order to support the borrowers’ recovery from financial difficulties, and which do not fall under the category of “Bankrupt loans,” “Non-accrual loans,” and “Past due loans (3 months or more).”

(e)	The amounts of loans indicated in the table above are gross amounts prior to deduction of allowance for possible loan losses.

(f)	In the event that a debtor country encounters temporary payment difficulties and requests debt rescheduling with respect to external public debt (whose creditors are Sovereigns, Trade Insurance Institutions and Export Credit Institutions, etc.) due to an unfavorable balance of international payment, meetings of creditor countries (the “Paris Club”) would be held to discuss debt relief measures (rescheduling). When creditor countries agree on debt relief measures, debt-rescheduling agreements between the creditors and a debtor are agreed. Under such temporary liquidity assistance, the debtor carries out the Economic Restructuring Program that was agreed with the International Monetary Fund (“IMF”) and continues to make repayments of the debt. The principal amount of loans for which JBIC has agreed to provide debt relief pursuant to the Paris Club agreements is as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
International Financial Account	¥334,826	¥347,972	$3,342

In terms of repayment probability of the loans rescheduled in the Paris Club, their nature as public debt, unlike loans provided by private financial institutions, provides an asset securing mechanism under such an international framework. Nonetheless, in order to facilitate comparison with private financial institutions, JBIC classifies those loans to borrowers classified under the assessment as “Watchlisted” (but not “Past due loans (3 months or more)”), that were rescheduled under the Paris Club as “Restructured loans.” The amount of such loans, included in “Restructured loans” in the above table, is ¥8,806 million ($88 million) of which ¥5,220 million ($52 million) represents original principal attributable to the International Financial Account as of March 31, 2008, ¥7,753 million of which ¥3,838 million represents original principal as of March 31, 2007.

(g)	Upon special request, major creditor countries, including Japan, agreed at the Paris Club to offer a grace period (“Moratorium”) for countries affected by the Sumatra Earthquake and India Tsunami in December 2004 in order to support their reconstruction and recovery. During this Moratorium period creditor countries will not expect any debt payment on the due dates up to December 31, 2005, and will reschedule the repayment period of deferred debts for 5 years including a 1 year grace period.

As of the end of March 2008, of the affected countries, Indonesia and Sri Lanka had requested the Paris Club for the Moratorium. The amounts rescheduled repayment period for affected countries, as of the end of March 2008, were ¥4,922 million ($49 million) in the International Financial Account.

Loans related to this Moratorium are not included in the loans described in (a) to (d) above, since lending terms has been modified based on an international agreement under this Moratorium to offer a grace period in order to support reconstruction and recovery of affected countries, and is therefore irrelevant to their debt-repayment ability.

(h)	As JBIC’s debtors mainly require long-term loans, JBIC generally enters into commitment line contracts with these debtors. JBIC provides commitment lines under which it lends necessary funds up to a predetermined amount, which is within the borrowers’ financing needs for the projects and up to the agreed maximum to lend, upon borrowers’ request, provided that the request meets terms and conditions for disbursement prescribed in the Loan Agreement. The total balance of unused commitment lines as of March 31, 2008 and 2007 were ¥1,282,848 million ($12,804 million), ¥1,242,335 million respectively.

(i)	With respect to claims with collateral or guarantees on debtors who are legally or substantially bankrupt (“Bankrupt borrowers and substantially bankrupt borrowers”), the residual booked amount of the claims after deduction of the amount which is deemed collectible through the disposal of collateral or the execution of guarantees is written-off against the respective claims. The amounts of the accumulated write-offs as of March 31, 2008 and 2007 were ¥ 4,642 million ($46 million) and ¥5,472 million respectively.

6. Miscellaneous assets

Miscellaneous assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Prepaid expenses	¥221	¥172	$2
Accrued income (a)	64,113	77,186	640
Derivatives	553,945	100,569	5,529
Preliminary payment to the National Treasury (b)	20,661	20,119	207
Other (c)	219	201	2

	¥639,161	¥198,249	$6,380

(Notes)

(a)	“Accrued income” includes ¥62,493 million ($624 million) and ¥75,578 million of accrued interest on loans and other as of March 31, 2008 and 2007 respectively.

(b)	Pursuant to Article 44 of the JBIC Law, a portion of the net earnings on the General Account of the International Financial Account is paid to the National Treasury. Preliminary payment to the National Treasury, made on a best estimate basis, is accounted for on an accrual basis.

(c)	“Other” includes ¥5 million ($0 million) of suspense payments as of March 31, 2008 and ¥27 million of suspense payments as of March 31, 2007.

7. Fixed assets

Fixed assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Tangible fixed assets
Buildings	¥19,166	¥19,364	$191
Land	9,556	9,556	96
Construction in progress	22	45	0
Other	3,787	3,794	38

Total	¥32,532	¥32,760	$325

Less-accumulated depreciation	14,491	14,303	145

Net book value	¥18,041	¥18,457	$180

Intangible fixed assets
Software	¥3,929	¥3,555	$39
Other	800	66	8

Total	¥4,729	¥3,622	$47
Less-accumulated depreciation	2,087	1,441	21

Net book value	¥2,642	¥2,180	$26

8. Deferred charges on bonds and notes

Deferred charges on bonds and notes as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bonds and notes issuance costs	¥1,145	¥1,066	$11

	¥1,145	¥1,066	$11

9. Allowance for possible loan losses

Allowance for possible loan losses as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
General allowance for possible loan losses	¥15,041	¥25,064	$150
Specific allowance for possible loan losses	90,290	92,698	901
Allowance for possible losses on specific overseas loans	10,894	12,299	109

	¥116,226	¥130,061	$1,160

10. Bonds and notes

Bonds and notes as of March 31, 2008 and 2007 were as follows:

Description of Bonds and notes	Date of issuance	Currency and amounts March 31, 2008 (In millions)		Interest rate (%)	Maturity date	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Export-Import Bank of Japan Bonds guaranteed by Japanese govt. 40	June 1997	EUR	304	5.750	June 2008	¥48,230	¥164,477	$481

Japan Bank for International Cooperation Bonds guaranteed by Japanese govt. 1, 5-16	November 1999- March 2008	USD EUR THB	6,892 1,750 3,000	3.250-7.000	July 2008- March 2016	975,428	981,901	9,736

FILP Agency Bonds 2, 4, 6, 8, 10, 12-29(*)	October 2001- November 2007	JPY	1,029,715	0.540-2.090	September 2009- December 2025	1,029,715	829,706	10,278

						¥2,053,373	¥1,976,086	$20,495

(*)	Non-government guaranteed bonds issued in domestic market.

Scheduled redemptions of bonds and notes for each of the next five years as of March 31, 2008 were as follows:

	In millions of yen	In millions of U.S. dollars
Fiscal year 2008	¥127,323	$1,271
2009	150,109	1,498
2010	259,588	2,591
2011	325,094	3,245
2012	359,519	3,588

Based on debt assumption agreements with financial institutions, JBIC has transferred the debt repayment obligation for certain bonds to such financial institutions. As of March 31, 2008 JBIC had contingent obligations in respect to the following bonds.

	In millions of yen	In millions of U.S. dollars
FILP Agency Bond 7	60,000	599
FILP Agency Bond 9	50,000	499
FILP Agency Bond 11	50,000	499

11. Borrowings

Borrowings as of March 31, 2008 and 2007 were as follows:

	Average interest rate		Due date of repayment	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Long-term borrowings
Borrowings from the Government Fund for Fiscal Investment and Loan Program	1.43	}	April 2008- June 2017	¥3,649,403	¥4,342,505	$36,425
Borrowings from the Government Post Office Life Insurance Fund	2.08			16,080	37,518	160

				¥3,665,483	¥4,380,023	$36,585

Long-term borrowings with maturities for the next five years as of March 31, 2008 were as follows:

	In millions of yen	In millions of U.S. dollars
Fiscal year 2008	¥1,015,132	$10,132
2009	599,829	5,987
2010	500,927	5,000
2011	367,356	3,667
2012	331,494	3,309

12. Miscellaneous liabilities

Miscellaneous liabilities as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Accrued expenses (a)	¥33,039	¥40,993	$330
Unearned income	6,367	7,780	63
Derivatives	1,885	143,734	19
Other (b)	1,504	2,121	15

	¥42,797	¥194,629	$427

(Notes)

(a)	“Accrued expenses” includes ¥10,301 million ($103 million) of accrued interest on borrowings and ¥22,418 million ($224 million) of accrued interest on bonds and notes and other as of March 31, 2008 (March 31, 2007: ¥14,852 million and ¥25,546 million respectively).

(b)	“Other” includes ¥1,486 million ($15 million) of suspense receipts and other as of March 31, 2008 (March 31, 2007: ¥2,067 million).

13. Employee retirement benefits

JBIC has a defined benefit pension plan comprising of a welfare pension fund plan and lump-sum severance indemnity plan.

(a) The funded status of the pension plans

Disposition		March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Projected benefit obligation	(A)	¥(14,803)	¥(14,518)	$(148)
Fair value of plans’ assets	(B)	4,130	4,486	41

Unfunded pension obligation	(C) = (A) + (B)	(10,673)	(10,031)	(107)
Unrecognized net obligation at transition	(D)	—	—	—
Unrecognized net actuarial gains/losses	(E)	—	—	—
Unrecognized prior service cost	(F)	—	—	—

Net amount recognized on the balance sheet	(G) = (C) + (D) + (E) + (F)	(10,673)	(10,031)	(107)
Prepaid pension cost	(H)	—	—	—

Allowance for employee retirement benefits	(G) – (H)	¥(10,673)	¥(10,031)	$(107)

(Note) The projected benefit obligation above includes a portion in which the pension fund acts for the government welfare program.

(b) Component of pension cost

Disposition	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Service cost	¥528	¥547	$5
Interest cost	289	286	3
Expected return on plans’ assets	(67)	(62)	(0)
Amortization of prior service cost	—	—	—
Amortization of net actuarial gains/losses	622	23	6
Amortization of net obligation at transition	—	—	—
Other costs	—	—	—

Net pension cost	¥1,373	¥794	$14

(c) Principal assumptions made

	March 31, 2008	March 31, 2007
Discount rate	2.0%	2.0%
Expected rate of return on plan assets	1.5%	1.5%
Method of attributing the projected benefits to periods of services	Straight-line basis	Straight-line basis
Amortization period of prior service costs	—	—
Amortization period of actuarial gains/losses	Gains/losses are charged to net income for the year	Gains/losses are charged to net income for the year

Amortization period of net obligation at transition	—	—

14. Acceptances and guarantees

Acceptances and guarantees as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Acceptances	¥—	¥—	$—
Guarantees	1,536,922	1,496,958	15,340

	¥1,536,922	¥1,496,958	$15,340

15. Assets pledged as collateral

There were no assets pledged as collateral as of March 31, 2008 and 2007.

16. Reserve

Pursuant to Article 44 of JBIC Law, “Reserve attributable to the International Financial Account” is provided from net earnings from the International Financial Account.

17. Lease transactions

Lease transactions in the fiscal years ended March 31, 2008 and 2007 were as follows. There were no impairment losses for the leased asset.

(a) Finance lease transactions, excluding leases that ownership of the property are deemed to be substantially transferred to the lessee:

•	Acquisition cost, accumulated depreciation and net balance of leased property as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Acquisition cost
Equipment	¥372	¥408	$4
Others	516	340	5

Total	¥888	¥748	$9

Accumulated depreciation
Equipment	206	295	2
Others	320	221	3

Total	¥527	¥516	$5

Net balance
Equipment	165	113	2
Others	195	118	2

Total	¥361	¥231	$4

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥128	¥147	$1
Due after 1 year	237	91	2

Total	¥366	¥238	$3

•	Lease payment, depreciation expense and interest expense for the fiscal year ended March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Lease payment	¥213	¥177	$2
Depreciation expense	204	169	2
Interest expense	7	6	0

•	Depreciation expense is calculated using the straight-line method over the useful economic life of the respective leased assets with zero residual value.

•	The difference between total lease payments and the acquisition cost of leased assets is debited to effective interest expenses, and is allocated to each fiscal year using the interest method.

(b) Operating lease transactions:

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥—	¥3	$—
Due after 1 year	—	—	—

Total	¥—	¥3	$—

18. Derivative transactions

Notes to derivative transactions in the fiscal year ended March 31, 2008 are as follows:

(a) Policy for derivative transactions

JBIC engages in derivative transactions solely for the purpose of hedging foreign exchange rate risks and interest rate risks associated with its lending and funding operations.

(b) Transactions

Derivative transactions include interest rate and currency swaps and forward exchange contracts.

(c) Risks involved in derivative transactions

Derivative transactions involve the following risks:

(i)	Credit risk

Potential loss from the failure of a counterparty to perform its obligations in accordance with terms and conditions under the contract governing transactions due to bankruptcy or deteriorating business.

(ii)	Market risk

Potential loss from the changes in the market value of financial products due to fluctuations in interest rates or exchange rates.

(d) Policies for risk management on derivative transactions

(i)	Credit risk

JBIC constantly monitors the market value of its derivative transactions with each counterparty and the amount of its credit exposure and creditworthiness of each counterparty in order to ascertain the appropriateness of entering into or maintaining a transaction with each counterparty.

(ii)	Market risk

JBIC uses derivative transactions solely for the purpose of hedging. Therefore, the market risk on derivative transactions and that on hedged (lending or funding) transactions basically offset each other.

	(In 100 millions of yen)		(In 100 millions of U.S. dollars)
Credit risk amounts of derivative etc.	Contract amount/ notional amount	Credit risk	Contract amount/ notional amount	Credit risk
Interest rate swaps	¥24,138	¥730	$241	$7
Currency swaps	36,129	7,845	361	78
Forward exchange contracts	12	0	0	0
Other derivatives	—	—	—	—
Credit risk reductions through nettings	—	(1,240)	—	(12)

Total	¥60,280	¥7,335	$602	$73

(Note)	Credit risk amounts are calculated under Uniform International Standards in accordance with the Banking Law of Japan and the related regulations.

(e) Interest rate-related transactions

There were no interest rate-related derivative transactions recorded at fair value as of the balance sheet date, since hedge accounting was applied to all interest rate-related derivative transactions outstanding at year end.

(f) Currency-related transactions

There were no currency-related derivative transactions, recorded at fair value as of the balance sheet date, since hedge accounting was applied to all currency-related derivative transactions outstanding at year end.

(g) Equity-related transactions

Not applicable

(h) Bond-related transactions

Not applicable

(i) Commodity-related transactions

Not applicable

(j) Credit derivatives transactions

Not applicable

Notes to derivative transactions in the fiscal year ended March 31, 2007 are as follows:

(a) Policy for derivative transactions

JBIC engages in derivative transactions solely for the purpose of hedging foreign exchange rate risks and interest rate risks that are incurred in respect of its lending and funding operations.

(b) Transactions

Derivative transactions include interest rate and currency swaps and forward exchange contracts.

(c) Risks involved in derivative transactions

Derivative transactions involve the following risks:

(i)	Credit risk

Potential loss from the failure of a counterparty to perform its obligations in accordance with terms and conditions under the contract governing transactions due to bankruptcy or deteriorating business.

(ii)	Market risk

Potential loss from the changes in the market value of financial products due to fluctuations in interest rates or exchange rates.

(d) Policies for risk management on derivative transactions

(i)	Credit risk

JBIC constantly monitors the market value of its derivative transactions for each counterparty and the amount of its credit exposure and creditworthiness of each counterparty in order to ascertain the appropriateness of entering into or maintaining a transaction with each counterparty.

(ii)	Market risk

JBIC uses derivative transactions solely for the purpose of hedging. Therefore, the market risk on derivative transactions and that on hedged (lending or funding) transactions basically offset each other.

Credit risk amounts of derivative etc.	(In 100 millions of yen)
	Contract amount/ notional amount	Credit risk
Interest rate swaps	¥26,097	¥441
Currency swaps	45,921	3,987
Forward exchange contracts	23	0
Other derivatives	—	—
Credit risk reductions through nettings	—	(2,010)

Total	¥72,042	¥2,418

(Note)	Credit risk amounts are calculated under Uniform International Standards in accordance with the Banking Law of Japan and the related regulations.

(e) Interest rate-related transactions

There are no interest rate-related derivative transactions recorded at fair value as of the balance sheet date, since hedge accounting is applied to all interest rate-related derivative transactions outstanding at year end.

(f) Currency-related transactions

There are no currency-related derivative transactions recorded at fair value as of the balance sheet date, since hedge accounting is applied to all currency-related derivative transactions outstanding at year end.

(g) Equity-related transactions

Not applicable

(h) Bond-related transactions

Not applicable

(i) Commodity-related transactions

Not applicable

(j) Credit derivatives transactions

Not applicable

19. Market value of securities

Notes to market value of securities as March 31, 2008 are as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

Not applicable

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Held-to-maturity debt securities
Unlisted foreign securities	¥—	$—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	12	0
Unlisted foreign equities	—	—
Other unlisted Japanese securities	222	2
Other unlisted foreign securities	554	6

Total	¥790	$8

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value Not applicable

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable

Notes to market value of securities as March 31, 2007 are as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

Not applicable

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

March 31, 2007 (In millions of yen)

Held-to-maturity debt securities
Unlisted foreign securities	¥—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	12
Unlisted foreign equities	—
Other unlisted Japanese securities	253
Other unlisted foreign securities	537

Total	¥804

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable

ERNST & YOUNG SHINNIHON	Tel : 03 3503 1191
Hibiya Kokusai Bldg.	Fax : 03 3503 1277
2-2-3, Uchisaiwai-cho
Chiyoda-ku, Tokyo, Japan 100-0011
C.P.O. Box 1196, Tokyo, Japan 100-8641

Report of Independent Auditors

To the Governor of Japan Bank for International Cooperation

We have audited the accompanying Overseas Economic Cooperation Account balance sheets of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the related statements of operations, changes in net assets, and cash flows for the years then ended, all expressed in Japanese Yen. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Overseas Economic Cooperation Account of Japan Bank for International Cooperation as of March 31, 2007 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Japan.

The U.S. dollar amounts in the accompanying financial statements with respect to the year ended March 31, 2008 are presented solely for convenience. Our audit also included the translation of yen amounts into U.S. dollar amounts and, in our opinion, such translation has been made on the basis described in Note 1.

/s/ Ernst & Young ShinNihon

Ernst & Young ShinNihon

June 27, 2008

BALANCE SHEETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Assets
Cash and due from banks (Note 3)	¥1,858	¥68,258	$18
Securities (Notes 4 and 17)	103,701	109,275	1,035
Loans (Note 5)	10,962,845	10,940,343	109,421
Miscellaneous assets (Note 6)	58,897	62,913	588
Tangible fixed assets (Note 7)	6,496	6,603	65
Intangible fixed assets (Note 7)	1,618	1,334	16
Allowance for possible loan losses (Note 8)	(87,609)	(102,897)	(874)

Total assets	¥11,047,808	¥11,085,830	$110,269

	In millions of yen	In millions of yen	In millions of U.S. dollars
	March 31, 2008	March 31, 2007	March 31, 2008
Liabilities and net assets
Liabilities
Borrowings (Note 9)	¥3,306,703	¥3,714,803	$33,004
Miscellaneous liabilities (Note 10)	14,062	14,105	141
Reserve for bonus payments	393	390	4
Reserve for employee retirement benefits (Note 11)	6,541	6,148	65

Total liabilities	3,327,701	3,735,446	33,214

Net assets
Capital:
Capital attributable to the Overseas Economic Cooperation Account	7,390,572	7,231,508	73,766
Retained earnings:
Other retained earnings
Reserve attributable to the Overseas Economic Cooperation Account (Note 14)	305,464	166,062	3,049
Accumulated earnings (deficit)	24,069	(47,187)	240

	329,534	118,875	3,289

Total stockholders’ equity	7,720,106	7,350,383	77,055

Total valuation differences and translation adjustments	—	—	—

Total net assets	7,720,106	7,350,383	77,055

Total liabilities and net	¥11,047,808	¥11,085,830	$110,269

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF OPERATIONS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Income
Interest income	¥247,097	¥246,837	$2,466
Interest on loans	231,875	240,025	2,314
Interest and dividend income on securities	15,014	6,781	150
Interest on due from banks	207	29	2
Fees and Commissions	669	560	7
Other operating income	—	23	—
Foreign exchange gains	—	23	—
Other ordinary income	14,530	157	145
Grant from general account (Note 13)	20,000	30,000	200
Reversal of allowance for possible loan losses	11,539	22,259	115
Recovery of written-off claims	15	822	0
Profits on sales of tangible fixed assets	10	4	0

Total income	293,861	300,665	2,933

Expenses
Interest expenses	68,317	81,141	682
Interest on bonds and notes	—	183	—
Interest on borrowings	68,317	80,957	682
Fees and Commissions	4,174	3,874	42
Other operating expenses	220	10	2
Foreign exchange losses	220	—	2
Others	—	10	—
General and administrative expenses	10,159	9,773	101
Other ordinary expenses	282	1,497	3
Write-off of equities, securities, etc.	282	1,481	3
Others	—	16	—
Losses on disposal of tangible fixed assets	48	37	0

Total expenses	83,202	96,336	830

Net income	¥210,658	¥204,329	$2,103

See accompanying “Notes to Financial Statements” which are an integral part of these statements.

STATEMENTS OF CASH FLOWS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

	In millions of yen	In millions of yen	In millions of U.S. dollars
	FY 2007	FY 2006	FY 2007
Cash flows from operating activities
Net income	¥210,658	¥204,329	$2,103
Depreciation and amortization	705	651	7
Decrease in allowance for possible loan losses	(15,288)	(22,259)	(153)
Increase in reserve for bonus payments	2	2	0
Increase (decrease) in reserve for employee retirement benefits	393	(111)	4
Interest income	(247,097)	(246,837)	(2,466)
Interest expenses	68,317	81,141	682
Net (gain) loss on securities	(14,142)	1,436	(141)
Foreign exchange loss (gain)	177	(33)	2
Net loss on sales of tangible fixed assets	37	33	0
Net increase (decrease) in loans	(22,502)	3,298	(225)
Net decrease in bonds and notes	—	(10,000)	—
Net decrease in borrowings	(408,099)	(305,417)	(4,073)
Net increase (decrease) in due from banks (excluding cash equivalents)	(585)	186	(6)
Interest received	251,022	253,676	2,505
Interest paid	(68,361)	(83,452)	(682)
Others, net	45	(730)	0

Net cash used in operating activities	(244,715)	(124,086)	(2,443)

Cash flows from investing activities
Purchases of securities	(32)	(135)	(0)
Sales of securities	19,619	8,443	196
Purchases of tangible fixed assets	(255)	(273)	(3)
Purchases of intangible fixed assets	(678)	(116)	(7)
Proceeds from sales of tangible fixed assets	13	6	0

Net cash provided by investing activities	18,666	7,925	186

Cash flows from financing activities
Proceeds from issuance of capital stocks from government	159,064	165,864	1,588

Net cash provided by financing activities	159,064	165,864	1,588

Effect of exchange rate changes on cash and cash equivalents	(0)	0	(0)

Net decrease (increase) in cash and cash equivalents	(66,985)	49,703	(668)

Cash and cash equivalents at the beginning of the period	67,569	17,865	674

Cash and cash equivalents at the end of the period	¥583	¥67,569	$6

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

For the year ended March 31, 2008

	(In millions of yen)
	Stockholders’ equity					Valuation differences and translation adjustments	Total net assets
	Capital	Retained earnings			Total stockholders’ equity	Total valuation differences and translation adjustments
	Capital attributable to the Overseas Economic Cooperation Account	Other retained earnings		Total retained earnings
		Reserve attributable to the Overseas Economic Cooperation Account	Accumulated earnings (deficit)
Balance at March 31, 2007	7,231,508	166,062	(47,187)	118,875	7,350,383	—	7,350,383
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	159,064	—	—	—	159,064	—	159,064
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	139,401	(139,401)	—	—	—	—
Net income	—	—	210,658	210,658	210,658	—	210,658
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—
Net changes during the accounting period	159,064	139,401	71,257	210,658	369,722	—	369,722
Balance at March 31, 2008	7,390,572	305,464	24,069	329,534	7,720,106	—	7,720,106

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

For the year ended March 31, 2008

	(In millions of U.S. dollars)
	Stockholders’ equity					Valuation differences and translation adjustments	Total net assets
	Capital	Retained earnings			Total stockholders’ equity	Total valuation differences and translation adjustments
	Capital attributable to the Overseas Economic Cooperation Account	Other retained earnings		Total retained earnings
		Reserve attributable to the Overseas Economic Cooperation Account	Accumulated earnings (deficit)
Balance at March 31, 2007	72,178	1,657	(471)	1,186	73,364	—	73,364
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	1,588	—	—	—	1,588	—	1,588
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	1,391	(1,391)	—	—	—	—
Net income	—	—	2,103	2,103	2,103	—	2,103
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—
Net changes during the accounting period	1,588	1,391	711	2,103	3,690	—	3,690
Balance at March 31, 2008	73,766	3,049	240	3,289	77,055	—	77,055

STATEMENTS OF CHANGES IN NET ASSETS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

For the year ended March 31, 2007

	(In millions of yen)
	Stockholders’ equity					Valuation differences and translation adjustments		Total net assets
	Capital	Retained earnings			Total stockholders’ equity	Net deferred losses on hedges	Total valuation differences and translation adjustments
	Capital attributable to the Overseas Economic Cooperation Account	Other retained earnings		Total retained earnings
		Reserve attributable to the Overseas Economic Cooperation Account	Accumulated deficit
Balance at March 31, 2006	7,065,644	111,324	(196,778)	(85,454)	6,980,190	—	—	6,980,190
Changes during the accounting period
Proceeds from issuance of capital stocks attributable to the Overseas Economic Cooperation Account	165,864	—	—	—	165,864	—	—	165,864
Transfer to reserve attributable to the Overseas Economic Cooperation Account from accumulated deficit	—	54,737	(54,737)	—	—	—	—	—
Net income	—	—	204,329	204,329	204,329	—	—	204,329
Net changes in the items other than stockholders’ equity	—	—	—	—	—	—	—	—
Net changes during the accounting period	165,864	54,737	149,591	204,329	370,193	—	—	370,193
Balance at March 31, 2007	7,231,508	166,062	(47,187)	118,875	7,350,383	—	—	7,350,383

NOTES TO FINANCIAL STATEMENTS

JAPAN BANK FOR INTERNATIONAL COOPERATION

Overseas Economic Cooperation Account

1. Basis of presentation

The accompanying financial statements have been prepared from the accounts maintained by Japan Bank for International Cooperation (“JBIC” or the “Bank”) in accordance with the provisions set forth in conformity with accounting principles and practices generally accepted in Japan, which are different in certain respects as to application and disclosure requirements from International Financial Reporting Standards.

The Bank’s accounts are separated into the International Financial Account and the Overseas Economic Cooperation Account as required under Article 41 of the Japan Bank for International Cooperation Law (“JBIC Law”) whereby the accounting shall be separated according to the categories of international financial operations and overseas economic cooperation operations and be recorded by establishing a separate account for each operation. In separating the accounts, transactions directly related to either of the operations are attributed to the account for these operations and overhead expenses and others are allocated to both of the accounts in accordance with certain pre-defined allocation rate.

Consolidated financial statements are not prepared since JBIC has no subsidiaries.

The amounts indicated in millions of yen are rounded down by omitting figures less than one million. Totals may therefore not add up exactly because of such omission.

Amounts in U.S. dollars are presented solely for the convenience of readers outside Japan. The rate of ¥100.19=$1.00, the exchange rate as of March 31, 2008, has been used in translation. The presentation of such amounts is not intended to imply that Japanese yen have been or could be readily converted, realized or settled into U.S. dollars at that rate or any other rate.

2. Significant accounting policies

(a) Cash and cash equivalents

“Cash and cash equivalents” as stated in the statements of cash flows consists of cash on hand and due from Bank of Japan included in “Cash and due from banks” in the balance sheets.

(b) Securities

All securities are classified as “Available-for-sale securities” which have no market value and are carried at cost based on the moving average method.

(c) Foreign currency translation and revaluation method

JBIC maintains its accounting record in Japanese yen. Assets and liabilities denominated in foreign currencies are translated into Japanese yen at the market exchange rate prevailing at the fiscal period end.

(d) Depreciation basis for fixed assets

(i)	Tangible fixed assets

Tangible fixed assets are depreciated under the declining balance method over their useful economic lives except for buildings (excluding installed facilities) acquired on or after April 1, 1998, which are depreciated under the straight-line method, and the applicable share of estimated annual depreciation costs for the fiscal period is recorded based on the following range of useful lives.

The principal estimated useful economic lives are as follows:

Buildings: 38 years to 50 years

Equipment: 2 years to 20 years

In accordance with the amendment of the corporate tax laws in this fiscal year, the tangible fixed assets acquired on or after April 1, 2007 are depreciated based on the depreciation method under the amended corporate tax laws. Formerly, the assets were depreciated to the uniform residual values determined by the tax laws. Under the amended tax laws, the uniform residual values were removed. As for the tangible fixed assets acquired before April 1, 2007, from this fiscal period, their residual values are depreciated over five years using the straight line method after the regular depreciation to the uniform residual values completes. This accounting change had no material impact on the financial statements of this fiscal period.

(ii)	Intangible fixed assets

Amortization of Intangible fixed assets is computed by the straight-line method. Software used by JBIC is amortized over its useful life (5 years).

(e) Allowance for possible loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance after the write-offs described in Note 5 (i) and the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees.

The allowance for claims on debtors who are not legally bankrupt but are likely to become bankrupt_ (“Potentially bankrupt borrowers”) is provided based on an assessment of the overall solvency of the debtors after deducting the amount expected to be collected through the disposal of collateral and the execution of guarantees.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past.

The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situations of these countries.

All claims are assessed initially by the operational departments and secondly by risk evaluation departments based on internal rules for self-assessment of asset quality. The internal audit department, which is independent from the operational departments, reviews these self-assessments, and the allowance is provided based on the results of the assessment.

(f) Reserve for bonus payments

“Reserve for bonus payments” is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by employees to the date of the balance sheet. Reserve for bonus payments to executive directors is included in the account.

(g) Reserve for employee retirement benefits

“Reserve for employee retirement benefits” represents the future payment for pension and retirement benefits to employees and executive directors, and is accrued based on the projected benefit obligations and the estimated pension plan assets at the fiscal period end.

The actuarial gain or loss is recognized in the year in which it arises.

(h) Lease transactions

Finance leases that do not involve the transfer of ownership to the lessee at the end of the lease term are accounted for as an operating lease.

(i) Consumption taxes

Consumption taxes, including local consumption tax, are excluded from the transaction amounts.

(j) Significant changes in accounting policies

The definitions of securities in “Accounting Standards for Financial Instruments” (ASBJ Statement No. 10) and in “Practical Guidelines on Accounting Standards for Financial Instruments” (JICPA Laws and Regulations Committee Report No. 14) were partially revised on June 15, 2007 and on July 4, 2007 respectively, which is applicable from the fiscal period ending on or after the enforcement date of the Financial Instruments and Exchange Law. JBIC has adopted the revised standards and guidelines commencing with this fiscal period.

3. Cash and cash equivalents

The reconciliation between the balance of cash and cash equivalents at the end of each fiscal year and the amount of cash and due from banks reported in the balance sheets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Cash and due from banks	¥1,858	¥68,258	$18
Due from banks (*)	(1,275)	(689)	(12)

Cash and cash equivalents	¥583	¥67,569	$6

(*)	Excluding Due from Bank of Japan

4. Securities

Securities as of March 31,2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Equity	¥102,921	¥107,996	$1,027
Other securities	779	1,279	8

	¥103,701	¥109,275	$1,035

5. Loans

All of Loans are loans on deeds. The amounts reported in the balance sheets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Bankrupt loans	¥—	¥—	$—
Non-accrual loans	73,367	76,876	732
Past due loans (3 months or more)	—	—	—
Restructured loans	139,647	185,191	1,394

	¥213,015	¥262,068	$2,126

(a)	“Bankrupt loans” refer to loans, after write-offs, on which accrued interest income is not recognized as there is substantial doubt about the ultimate collectability of either principal or interest because they are past due for a considerable period of time or for other reasons, and to borrowers who fall into the following categories:

-	who have begun bankruptcy, settlement, reorganization, winding-up or special liquidation proceedings under the Bankruptcy Law, the Corporate Reorganization Law, the Civil Rehabilitation Law, the Corporate Law or other similar laws of Japan

-	who have had their transactions with the promissory note clearinghouse suspended, or

-	who have begun similar proceedings under any foreign law

(b)	“Non-accrual loans” are loans on which accrued interest income is not recognized, excluding loans on which interest payments are deferred in order to support the borrowers’ recovery from financial difficulties.

(c)	“Past due loans (3 months or more)” are loans whose principal or interest payment is past due for three months or more, and which do not fall under the category of “Bankrupt loans” and “Non-accrual loans.”

(d)	“Restructured loans” are loans whose repayment terms and conditions have been amended in favor of the borrowers (e.g. reduction of or exemption from the stated interest rate, the deferral of interest payments, the extension of principal repayments or renunciation of claims) in order to support the borrowers’ recovery from financial difficulties, and which do not fall under the category of “Bankrupt loans,” “Non-accrual loans” and “Past due loans (3 months or more).”

(e)	The amounts of loans indicated in the table above are gross amounts prior to deduction of allowance for possible loan losses.

(f)	In the event that a debtor country encounters temporary payment difficulties and requests debt rescheduling with respect to external public debt (whose creditors are Sovereigns, Trade Insurance Institutions and Export Credit Institutions, etc.) due to an unfavorable balance of international payment, meetings of creditor countries (the “Paris Club”) would be held to discuss debt relief measures (rescheduling). When creditor countries agree on debt relief measures, debt-rescheduling agreements between the creditors and a debtor are agreed. Under such temporary liquidity assistance, the debtor carries out the Economic Restructuring Program that was agreed with the International Monetary Fund (“IMF”) and continues to make repayments of the debt. The principal amount of loans for which JBIC has agreed to provide debt relief pursuant to the Paris Club agreements is as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Overseas Economic Cooperation Account	¥1,228,905	¥1,246,893	$12,266

In terms of repayment probability of the loans rescheduled in the Paris Club, their nature as public debt, unlike loans provided by private financial institutions, provides an asset securing mechanism under such an international framework. Nonetheless, in order to facilitate comparison with private financial institutions, JBIC classifies those loans to borrowers classified under the assessment as “Watchlisted” (but not “Past due loans (3 months or more)”) that were rescheduled under the Paris Club as “Restructured loans.” The amount of such loans, included in “Restructured loans” in the above table, is ¥139,647 million ($1,394 million) of which ¥63,663 million ($635 million) represents original principal attributable to the Overseas Economic Cooperation Account as of March 31, 2008, and ¥185,191 million of which ¥101,267 million represents original principal as of March 31, 2007 .

(g)	Upon special request, major creditor countries, including Japan, agreed at the Paris Club to offer a grace period (“Moratorium”) for countries affected by the Sumatra Earthquake and India Tsunami in December 2004, in order to support their reconstruction and recovery. During this Moratorium period creditor countries will not expect any debt payment on the due date up to December 31, 2005, and will reschedule the repayment period of deferred debts for 5 years including a 1 year grace period.

As of the end of March 2008, of the affected countries, Indonesia and Sri Lanka had requested the Paris Club for the Moratorium. The amounts rescheduled repayment period for affected countries as of the end of March 2008, were ¥96,645 million ($965 million) in the Overseas Economic Cooperation Account.

Loans related to this Moratorium are not included in the loans described in (a) to (d) above, since lending terms has been modified based on an international agreement under this Moratorium to offer a grace period in order to support reconstruction and recovery of affected countries, and is therefore irrelevant to their debt-repayment ability.

(h)	As JBIC’s debtors mainly require long-term loans, JBIC generally enters into commitment line contracts with these debtors. JBIC provides commitment lines under which it lends necessary funds up to a predetermined amount, which is within the borrowers’ financing needs for the projects and up to the agreed maximum to lend, upon borrowers’ request, provided that the request meets terms and conditions for disbursement prescribed in the Loan Agreement. The total balance of unused commitment lines as of March 31, 2008 and 2007 were ¥3,803,800 million ($37,966 million), and ¥3,656,740 million, respectively.

(i)	With respect to claims with collateral or guarantees on debtors who are legally or substantially bankrupt (“Bankrupt borrowers and Substantially bankrupt borrowers”), the residual booked amount of the claims after deduction of the amount which is deemed collectible through the disposal of collateral or the execution of guarantees is written-off against the respective claims. There were no corresponding amounts as of March 31, 2008 and 2007.

6. Miscellaneous assets

Miscellaneous assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Prepaid expenses	¥369	¥493	$4
Accrued income (a)	57,714	61,599	576
Other (b)	813	819	8
	¥58,897	¥62,913	$588

(Notes)

(a)	“Accrued income” includes ¥57,475 million ($574 million) and ¥61,391 million of accrued interest on loans and other as of March 31, 2008 and 2007, respectively.
(b)	“Other” includes ¥0 million ($0 million) of suspense payments and other as of March 31, 2008 and ¥0 million of suspense payments and other as of March 31, 2007.

7. Fixed assets

Fixed assets as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Tangible fixed assets
Buildings	¥6,867	¥6,985	$68
Land	2,994	2,994	30
Construction in progress	13	27	0
Other	1,258	1,250	13
Total	¥11,134	¥11,258	$111
Less-accumulated depreciation	4,637	4,655	46
Net book value	¥6,496	¥6,603	$65

Intangible fixed assets
Software	¥2,408	¥2,179	$24
Other	449	0	5
Total	¥2,858	¥2,179	$29
Less-accumulated depreciation	1,239	845	13
Net book value	¥1,618	¥1,334	$16
8. Allowance for possible loan losses Allowance for possible loan losses as of March 31, 2008 and 2007 were as follows:
	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
General allowance for possible loan losses	¥37,289	¥48,869	$372
Specific allowance for possible loan losses	50,319	54,028	502
Allowance for possible losses on specific overseas loans	—	—	—
	¥87,609	¥102,897	$874

9. Borrowings

Borrowings as of March 31, 2008 and 2007 were as follows:

	Average interest rate	Due date of repayment	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Long-term borrowings

Borrowings from the Government Fund for Fiscal Investment and Loan Program	1.72	November 2009- October 2022	¥3,306,703	¥3,687,708	$33,004

Borrowings from the Government Post Office Life Insurance Fund	—	—	—	27,095	—

			¥3,306,703	¥3,714,803	$33,004

Long-term borrowings with maturities for the next five years as of March 31, 2008 were as follows:

	In millions of yen	In millions of U.S. dollars
Fiscal year 2008	¥386,562	$3,858
2009	407,112	4,063
2010	398,858	3,981
2011	363,804	3,631
2012	346,016	3,454

10. Miscellaneous liabilities

Miscellaneous liabilities as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Accrued expenses (a)	¥13,738	¥13,991	$137
Other (b)	324	113	4

	¥14,062	¥14,105	$141

(Notes)

(a)	“Accrued expenses” includes ¥13,589 million ($136 million) of accrued interest on borrowings and other as of March 31, 2008 (March 31, 2007: ¥13,633 million).

(b)	“Other” includes ¥324 million ($3 million) of suspense receipts as of March 31, 2008 (March 31, 2007: ¥113 million).

11. Employee retirement benefits

JBIC has a defined benefit pension plan comprising of a welfare pension fund plan and lump-sum severance indemnity plan.

(a) The funded status of the pension plans

Disposition		March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Projected benefit obligation	(A)	¥(9,073)	¥(8,898)	$(90)
Fair value of plans’ assets	(B)	2,531	2,750	25

Unfunded pension obligation	(C) = (A) + (B)	(6,541)	(6,148)	(65)
Unrecognized net obligation at transition	(D)	—	—	—
Unrecognized net actuarial gains/losses	(E)	—	—	—
Unrecognized prior service cost	(F)	—	—	—

Net amount recognized on the balance sheet	(G) = (C) + (D)+ (E) + (F)	(6,541)	(6,148)	(65)
Prepaid pension cost	(H)	—	—	—

Allowance for employee retirement benefits	(G) – (H)	¥(6,541)	¥(6,148)	$(65)

(Note)	The projected benefit obligation above includes a portion in which the pension fund acts for the government welfare program.

(b) Component of pension cost

Disposition	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Service cost	¥324	¥335	$3
Interest cost	177	175	2
Expected return on plans’ assets	(41)	(38)	(1)
Amortization of prior service cost	—	—	—
Amortization of net actuarial gains/losses	381	14	4
Amortization of net obligation at transition	—	—	—
Other costs	—	—	—

Net pension cost	¥841	¥487	$8

(c) Principal assumptions made

	March 31, 2008	March 31, 2007
Discount rate	2.0%	2.0%
Expected rate of return on plan assets	1.5%	1.5%
Method of attributing the projected benefits to periods of services	Straight-line basis	Straight-line basis
Amortization period of prior service costs	—	—
Amortization period of actuarial gains/losses	Gains/losses are charged to net income for the year	Gains/losses are charged to net income for the year
Amortization period of net obligation at transition	—	—

12. Assets pledged as collateral

There were no assets pledged as collateral as of March 31, 2008 and 2007.

13. Grant from general account

In accordance with the “Changes of the Debt Relief Method” announced by the Japanese government on December 10, 2002, JBIC reported an extraordinary loss (“ODA-loan related losses”) for the year ended March 31, 2003. Under the policy to maintain the financial soundness of JBIC, the government provided JBIC with a grant totaling ¥20 billion ($200 million) and ¥30 billion corresponding to “ODA-loan related losses” out of its general account for the fiscal year ended March 31,2008 and 2007 respectively.

14. Reserve

Pursuant to Article 44 of JBIC Law, “Reserve attributable to the Overseas Economic Cooperation Account” is provided from net earnings from the Overseas Economic Cooperation Account.

15. Lease transactions

Lease transactions in the fiscal year ended March 31, 2008 and 2007 were as follows. There are no impairment losses for the leased assets:

(a) Finance lease transactions, excluding leases that ownership of the property are deemed to be substantially transferred to the lessee:

•	Acquisition cost, accumulated depreciation and net balance of leased property as of March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Acquisition cost
Equipment	¥228	¥250	$2
Other	316	208	3

Total	¥544	¥458	$5

Accumulated depreciation
Equipment	126	180	1
Other	196	135	2

Total	¥323	¥316	$3

Net balance
Equipment	101	69	1
Other	120	72	1

Total	¥221	¥142	$2

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥78	¥90	$1
Due after 1 year	145	55	1

Total	¥224	¥145	$2

•	Lease payment, depreciation expense and interest expense for the fiscal year ended March 31, 2008 and 2007 were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Lease payment	¥130	¥108	$1
Depreciation expense	125	103	1
Interest expense	4	3	0

•	Depreciation expense is calculated using the straight-line method over the useful economic life of the respective leased assets with zero residual value.

•	The difference between total lease payments and the acquisition cost of leased assets is debited to effective interest expense, and is allocated to each fiscal year using the interest method.

(b) Operating lease transactions:

•	Future lease payment obligations as of March 31, 2008 and 2007 are summarized below:

	March 31, 2008 (In millions of yen)	March 31, 2007 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Due within 1 year	¥—	¥1	$—
Due after 1 year	—	—	—

Total	¥—	¥1	$—

16. Derivative transactions

There were no derivative transactions in the fiscal year ended March 31, 2008 and 2007.

17. Market value of securities

Notes to market value of securities as March 31, 2008 were as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

	March 31, 2008 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Sales amount	¥18,567	$185
Gains on sales	14,307	143
Losses on sales	—	—

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

	March 31, 2008 (In millions of yen)	March 31, 2008 (In millions of U.S. dollars)
Held-to-maturity debt securities
Unlisted foreign securities	¥—	$—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	102,921	1,027
Unlisted foreign equities	0	0
Other unlisted Japanese securities	—	—
Other unlisted foreign securities	779	8

Total	¥103,701	$1,035

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable

Notes to market value of securities as March 31, 2007 are as follows:

(a) Trading securities

Not applicable

(b) Held-to-maturity debt securities with market value

Not applicable

(c) Available-for-sale securities with market value

Not applicable

(d) Held-to-maturity debt securities sold

Not applicable

(e) Available-for-sale securities sold

March 31, 2007 (In millions of yen)
Sales amount	¥5,000
Gains on sales	—
Losses on sales	—

(f) Held-to maturity debt securities and available-for-sale securities whose market value is not readily determinable were as follows:

March 31, 2007 (In millions of yen)
Held-to-maturity debt securities
Unlisted foreign securities	¥—
Available-for-sale securities
Unlisted Japanese equities other than over-the-counter	107,181
Unlisted foreign equities	814
Other unlisted Japanese securities	—
Other unlisted foreign securities	1,279

Total	¥109,275

(g) Change in classification of securities

Not applicable

(h) Redemption schedule of available-for-sale securities with maturity and held-to maturity debt securities

Not applicable

(i) Equity securities of subsidiaries and affiliates with market value

Not applicable

(j) Money held in trust

Not applicable

(k) Net unrealized gain (loss) on available-for-sale securities

Not applicable